EXHIBIT 10.11
AMENDED AND RESTATED CONCENTRATION BANK AGREEMENT
     THIS AMENDED AND RESTATED CONCENTRATION BANK AGREEMENT, dated as of July 1, 2003 (as amended, supplemented or otherwise modified from time to time, this “AGREEMENT”), is by and between AMERICAN HOMEPATIENT, INC., a Delaware corporation (the “BORROWER”), PNC BANK, NATIONAL ASSOCIATION, as concentration bank (the “CONCENTRATION BANK”), and BANK OF MONTREAL, as Agent (the “AGENT”) for the Lenders (as defined below).
W I T N E S S E T H:
     WHEREAS, the Borrower and the Agent are parties to that certain Second Amended and Restated Assignment and Borrower Security Agreement, dated as of July 1, 2003 (as it may be amended, supplemented or otherwise modified from time to time hereafter, the “BORROWER SECURITY AGREEMENT”);
     WHEREAS, pursuant to the Borrower Security Agreement, the Borrower and/or certain of the Borrower’s Subsidiaries and the Agent entered into certain Collection Bank Agreements, (as amended, supplemented, or otherwise modified from time to time hereafter, the “COLLECTION BANK AGREEMENTS”) with certain Collection Banks (as defined in such Collection Bank Agreements);
     WHEREAS, the Borrower Security Agreement and the Collection Bank Agreements contemplate the transfer of all proceeds of Accounts Receivable contained in accounts maintained with the Collection Banks (each, a “COLLECTION ACCOUNT”), including without limitation those established for deposit into a special segregated account maintained with the Concentration Bank and listed in Part A of Schedule I hereto (the “CONCENTRATION ACCOUNT”);
     WHEREAS, pursuant to the Borrower Security Agreement, the Borrower, among other things, granted to the Agent, for the benefit of the Lenders, a continuing security interest in all of the Borrower’s right, title, and interest in and to all deposit accounts, including, the Concentration Account, and all amounts from time to time deposited therein;
     WHEREAS, pursuant to the Borrower Security Agreement, the Borrower, among other things, granted to the Agent, for the benefit of the Lenders, a continuing security interest in all present and future accounts, contract rights, other payment rights of any kind, instruments, documents, chattel paper and general intangibles of the Borrower, and all proceeds thereof, that may from time to time be deposited in any deposit account, including the Concentration Account;
     WHEREAS, pursuant to the Borrower Security Agreement, the Borrower, among other things, granted to the Agent, for the benefit of Lenders, a continuing security interest in all general intangibles, including, without limitation, all rights to payment, and all proceeds of the Concentration Account, including whatever is receivable or received when amounts in the Concentration Account are exchanged or otherwise disposed of;

     WHEREAS, the Borrower, the Agent, and Concentration Bank are parties to that certain Concentration Bank Agreement dated as of June 8, 2000 (as amended, supplemented or otherwise modified to the date hereof, the “EXISTING CONCENTRATION BANK AGREEMENT”) pursuant to which the Borrower maintains a concentration account (the “EXISTING CONCENTRATION ACCOUNT”) into which all amounts from the Collection Accounts are swept; and
     WHEREAS, Borrower filed a voluntary petition under 11 U.S.C. Sections 101 et seq. on July 30, 2002 in the United States Bankruptcy Court for the Middle District of Tennessee. On May 27, 2003, the Bankruptcy Court confirmed Grantor’s Second Amended Joint Plan of Reorganization (herein “JOINT PLAN”) in all respects; and
     WHEREAS, Pursuant to the Joint Plan and the Bankruptcy Court’s order issued May 27, 2003, Borrower is amending the Existing Concentration Bank Agreement as provided herein; and
     WHEREAS, Pursuant to the Joint Plan and the Bankruptcy Court’s order issued May 27, 2003, the Borrower is no longer obligated to sweep amounts in the Concentration Account to a blocked account maintained at Bankers Trust Company pursuant to that certain Blocked Account Agreement dated June 8, 2001 between Borrower and Bankers Trust Company (the “BLOCKED ACCOUNT Agreement”);
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:
     SECTION 1. Definitions. Capitalized terms used herein without definition that are defined in or have reference in, the Borrower Security Agreement shall have the meanings specified therein. Undefined terms that are defined in the Uniform Commercial Code, as it is currently enacted or may hereafter be amended, in the applicable jurisdiction or jurisdictions shall have the meanings set forth therein.
     SECTION 2. Security Interest and Notice and Acknowledgement Thereof.
          (a) To secure the due and punctual payment and performance of the Secured Obligations, the Borrower hereby reaffirms and ratifies its assignment and grant, and hereby further assigns and grants, to the Agent, for the benefit of the Lenders, a security interest in and a lien upon all of the Borrower’s right, title, and interest now or hereafter acquired in and to (i) the Concentration Account, including all funds and assets from time to time on deposit therein and all contract rights, claims, choses in action and privileges in respect of the Concentration Account; (ii) the Collection Accounts, including all funds and assets from time to time on deposit therein and all contract rights, claims, choses in action and privileges in respect of the Collection Accounts; (iii) all investment property and financial assets (“FINANCIAL ASSETS”) and all contract rights, claims, choses in action and privileges in respect thereof, including, without limitation, all investments made with funds in the Concentration Account or any proceeds thereof; and (iv) all deposit accounts, including, without limitation, all deposit accounts into which funds in the Concentration Account may from time to time be transferred and all deposit accounts otherwise located at the Concentration Bank (the “DEPOSIT ACCOUNTS”).

          (b) The Agent, the Concentration Bank and the Borrower agree that all checks, money orders, and other evidences of payment may be deposited in the Concentration Account without the Borrower’s endorsement.
          (c) The Borrower, the Agent, and the Concentration Bank hereby agree that upon the occurrence of an Event of Default under the Borrower Security Agreement which is uncured and continuing the Concentration Bank shall comply with instructions originated by the Agent directing the disposition of the funds contained in the Concentration Account or any other Deposit Account maintained by the Borrower with the Concentration Bank, in accordance with the terms and conditions of this Agreement, without further consent by the Borrower.
          (d) The Borrower and the Agent hereby notify the Concentration Bank of, and the Concentration Bank hereby acknowledges, the security interest granted by the Borrower to the Agent in all of the Borrower’s right, title and interest now or hereafter acquired in and to the Collateral under the Borrower Security Agreement, including, without limitation, all rights characterized as contract rights, general intangibles or accounts, all proceeds of funds in the Concentration Account and all other Deposit Accounts.
          (e) Deleted.
          (f) Deleted.
          (g) Borrower hereby agrees to execute such financing statements and other documents as the Agent may reasonably request to perfect the security interest reaffirmed and granted to the Agent, for the benefit of Lenders, pursuant to this Agreement.
          (h) Deleted.
     SECTION 3. Accounts.
          (a) Listed on Part A of Schedule I hereto is the account number of the Concentration Account and the address of the branch at the Concentration Bank where such Concentration Account is maintained.
          (b) Listed on Part B of Schedule I hereto is the account number of each deposit account and the address where each deposit account is maintained.
          (c) The Borrower may not, and Borrower may not permit any Subsidiary to, without the prior written consent of the Agent (i) voluntarily close the Concentration Account, (ii) establish any new accounts for the transfer of funds from any Collection Account, (iii) establish any account for the purpose of making investments in Cash Equivalents from the proceeds of funds from the Concentration Account after the date hereof except upon prior written notice and execution of a control agreement sufficient to perfect Agent’s security interest in such account.
          (d) The Borrower shall not deposit funds from any source other than the Existing Concentration Account or proceeds of Accounts Receivable.

          (e) The Concentration Bank hereby confirms that it has opened the Concentration Account with the account number and at the location set in Part A of Schedule I. Concentration Bank hereby agrees to notify Agent of receipt of any instruction from Borrower to close the Concentration Account within a reasonable period of time.
     SECTION 4. Irrevocable Direction to Transfer Funds; Access to Transfers.
          (a) Pursuant to the Collection Bank Agreements, the Borrower and certain of the Borrower’s Subsidiaries irrevocably directed each Collection Bank to transfer at least once each Business Day all Collected Funds contained in the Collection Accounts for deposit into the Concentration Account.
          “Collected Funds” means funds in the Concentration Account which are not subject to hold for uncollected funds pursuant to Federal Reserve Regulation CC or the Concentration Bank’s customary procedures. The Concentration Bank agrees, subject to Section 8, to hold all amounts in the Concentration Account for the benefit of the Lenders on the terms set forth in this Agreement and to accept all transfers from the Collection Banks at least once each Business Day.
          (b) Following the giving of the Notice described in Section 5 to the Concentration Bank and until such Notice is revoked by the Agent, the Borrower authorizes the Agent to withdraw amounts from, to draw upon, or to otherwise exercise any powers with respect to, the Concentration Account, any Deposit Account at the Concentration Bank, and with respect to either such account, the funds deposited therein, without further consent of the Borrower.
          (c) Subject to Section 4(b), funds deposited into the Concentration Account may be withdrawn by Borrower, subject to the Concentration Bank’s funds availability schedule in effect at such time, at any time or from time to time. The Concentration Bank shall have no obligation to monitor the transfer of funds.
          (d) After receipt of the Notice from the Agent in accordance with Section 5 and prior to the revocation by the Agent of such Notice, the Borrower agrees that all funds deposited in the Concentration Account and the Deposit Accounts from time to time shall be held by the Concentration Bank for the Agent, on behalf of the Lenders, shall be the property of the Agent, on behalf of the Lenders, and may be withdrawn from time to time by the Agent, and the Borrower shall have no further authority to withdraw any amount from, to draw upon, or to otherwise exercise any powers as depositor or owner with respect to the Concentration Account, the Deposit Accounts and the funds deposited therein. After receipt of the Notice from the Agent in accordance with Section 5 and prior to the revocation by the Agent of such Notice, the Borrower shall not give, and the Concentration Bank shall not honor, any instructions to change the authorized signatories on the Concentration Account and Deposit Accounts unless such instructions are given, or approved, in writing by the Agent.
          (e) Deleted.
          (f) The Borrower hereby acknowledges and agrees that the authorizations hereunder are powers coupled with an interest.

     SECTION 5. Concentration Bank’s Notice. The Borrower irrevocably authorizes and instructs the Concentration Bank to take the following actions upon and after receipt of written notice (the “NOTICE”) from the Agent that an Event of Default has occurred and is continuing under the Borrower Security Agreement and that the provisions of this Section 5 shall be in effect until receipt of written notice from the Agent revoking such Notice:
          (a) The Concentration Bank shall cease honoring all drafts, demands, withdrawal requests, entitlement orders, remittance instructions or other instructions by the Borrower with respect to the Concentration Account or any other Deposit Account made after receipt of the Notice.
          (b) The Concentration Bank shall hold solely for the account of the Agent, on behalf of the Lenders, all funds that may be on deposit in the Concentration Account or any other Deposit Account at the time the Notice is received by the Concentration Bank and all funds thereafter deposited into the Concentration Account or any other Deposit Account, and, subject to Section 8, the Concentration Bank will remit all such Collected Funds directly to the Agent on behalf of the Lenders, in accordance with the Concentration Bank’s procedures then in effect as the funds are collected, by electronic transfers to the account indicated in such Notice.
          (c) Subject to Section 8, the Concentration Bank shall forward all Collected Funds in the Concentration Account and the Deposit Accounts and pay over and deliver no later than 2:00 p.m., New York time, on each Business Day thereafter all Collected Funds on deposit in the Concentration Account and the Deposit Accounts on such Business Day, in each case directly to the Agent on behalf of the Lenders; provided, however, that unless the Agent consents to the Concentration Bank retaining at least $150,000 in the aggregate in the Concentration Account and the Deposit Accounts on a daily basis, the Concentration Bank may terminate the Concentration Account and the Deposit Accounts immediately after remitting the proceeds therein to Agent. The Borrower hereby acknowledges and agrees that the authorizations hereunder are powers coupled with an interest.
          (d) The Notice shall be effective when it is received by the Concentration Bank in writing at the address set forth on the signature pages hereof (or at such other address as the Concentration Bank may specify by written notice received by the Agent) and when the Concentration Bank has had a reasonable time to act thereon.
     SECTION 6. Certain Agreements of the Agent. Anything in this Agreement to the contrary notwithstanding:
          (a) Any Notice shall be revoked and be of no further effect at such time as the Agent delivers notice of revocation to the Concentration Bank, provided that the Concentration Bank has had a reasonable period of time to implement the changes affecting the Concentration Account as a result of such notice of revocation.
          (b) As between the Agent and the Borrower, copies of all notices given hereunder or in connection herewith by the Agent to the Concentration Bank shall be delivered simultaneously to the Borrower.

          (c) As between the Agent and the Borrower, all amounts paid to the Agent pursuant to Section 4(d), or Section 5(c) shall be applied by the Agent in accordance with the provisions of the Borrower Security Agreement.
     SECTION 7. Certain Agreements of the Borrower and the Concentration Bank. Except as expressly provided in this Agreement, the Borrower shall not agree to grant or grant any interest, including security interests, to the Concentration Bank with respect to the funds contained in the Concentration Account or any other Deposit Account. Except as expressly provided in this Agreement, the Concentration Bank shall not take any interest, including security interests, or seek to obtain any interest, including security interests, in the funds contained in the security account.
     SECTION 8. Fees and Expenses; Set-Off. The Concentration Bank will not charge or debit, appropriate, recoup or exercise any right of offset or banker’s lien against, the Concentration Account or any other Deposit Account except as provided below. Notwithstanding the foregoing, the Concentration Bank shall have the right at any time to set-off against and withdraw funds from the Concentration Account or other Deposit Account for any of the following: (i) items credited to the Concentration Account in error or which were unpaid for any reason, (ii) overdrafts created on related accounts of the Borrower, (iii) adjustments and corrections in respect of transactions in the Concentration Account or other Deposit Account, (iv) fees and expenses due Concentration Bank, and (v) amounts owed to Concentration Bank with respect to Corporate Card Obligations (as hereinafter defined). If there are insufficient Collected Funds in the Concentration Account to cover the amount of any returned check or other adjustment or correction to be debited thereto, the Borrower shall be responsible for repaying the Concentration Bank the amount of such debit immediately upon demand. If the Borrower fails to so repay the Concentration Bank (after receipt of reasonable notice), then the Agent shall repay the Concentration Bank for such debit, but only to the extent that (i) the Agent received the proceeds of such check or debit from the Concentration Bank as a result of issuing the Notice and related directions under Section 5 hereof, (ii) the proceeds of such check or debit are retained and applied by the Agent to the obligations owed to the Lenders and the Agent under the Borrower Security Agreement and (iii) the transfer to and application of the proceeds by the Agent are not avoided by order of a court of competent jurisdiction. All expenses for the maintenance of the Concentration Account or any other Deposit Account and all expenses arising under this Concentration Bank Agreement not paid as provided above are the responsibility of the Borrower.
     SECTION 9. Blocked Account Agreement. The Parties hereto agree that the Blocked Account Agreement is hereby terminated.
     SECTION 10. Account Information. The Borrower hereby instructs the Concentration Bank and the Concentration Bank agrees to furnish to the Agent, with a copy to the Borrower, at the Borrower’s expense, bank statements with respect to the Concentration Account or any other Deposit Account that are customarily provided to customers of the Concentration Bank at the times such statements are normally provided to customers of the Concentration Bank, through the normal method of transmission, United States Mail. Additionally, the Borrower hereby instructs the Concentration Bank and the Concentration Bank agrees to make available to the

Agent and the Borrower, upon request, copies of all daily debit and credit advices of the Concentration Account and any other Deposit Account.
     SECTION 11. Additional Agreements and Documents. The Borrower agrees to execute and deliver such other agreements and documents as the Agent or the Concentration Bank may reasonably request, in form and substance reasonably satisfactory to the Agent or Concentration Bank, to carry out or to confirm the provisions of this Agreement.
     SECTION 12. Procedures.
          (a) Concentration Bank will follow its customary procedures for determining whether or not to honor any checks, drafts or other payment requests drawn on or with respect to the Concentration Account or any other Deposit Account. Any electronic funds transfers (wire, automated clearing house, etc.) to or from the Concentration Account or any other Deposit Account will be subject to the terms and conditions of Concentration Bank’s standard agreements for such services, as in effect and as amended from time to time. In the event of any conflict between the terms and conditions of such agreements and those of this Agreement, then the terms of this Agreement shall control.
          (b) Concentration Bank may rely, and shall be protected in acting or refraining from acting, upon any notice (including but not limited to electronically confirmed facsimiles of such notice) believed by Concentration Bank to be genuine and to have been given by the proper party or parties.
          (c) If the Borrower becomes subject to a voluntary or involuntary proceeding under the United States Bankruptcy Code, or if Concentration Bank is otherwise served with legal process or becomes aware of facts or circumstances which Concentration Bank in good faith believes affects its ability to carry out the terms of a notice pursuant to Section 5 hereof or the disposition of funds deposited in the Concentration Account or any other Deposit Account, Concentration Bank shall have the right (i) to place a hold on funds deposited in the Concentration Account or other Deposit Account until such time as Concentration Bank receives an appropriate order from a court of competent jurisdiction or other assurances satisfactory to Concentration Bank establishing that such notice may be effectuated and/or funds may continue to be disbursed according to the instructions contained in this Agreement; or (ii) to commence, at the Borrower’s expense, an interpleader action in any court of competent jurisdiction and to take no further action except in accordance with joint instructions from the Borrower and the Agent or in accordance with the final order of court in such action.
     SECTION 13. Remedies Cumulative, etc. The rights, remedies, and benefits of the Agent herein provided are cumulative and not exclusive of any other rights, remedies, or benefits that the Agent may have under this Agreement or the Borrower Security Agreement, or at law, in equity, by statute, or otherwise.
     SECTION 14. No Delay; Waiver, etc. No delay or failure on the part of the Agent or the Concentration Bank in exercising and no course of dealing with respect to, any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or rights hereunder preclude other or further exercise thereof or the exercise of any other power or right.
     SECTION 15. Modification; Resignation.
          (a) No modification, amendment, or waiver of any provision of this Agreement nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Concentration Bank and if an amendment or modification, the Borrower, and then such modification, amendment, waiver, or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle it to any other or further notice or demand in the same, similar or other circumstances.
          (b) The Concentration Bank may resign upon 60 days written notice to the Borrower and the Agent; provided that it may resign immediately upon written notice to the other parties in the event of suspected fraud or other illegal activity in connection with the Concentration Account, any Deposit Account or this Agreement. Prior to the effectiveness of such resignation, the Borrower shall appoint a new Concentration Bank hereunder and cause such new Concentration Bank to execute and deliver to the Agent a Concentration Bank Agreement in form and substance satisfactory to the Agent. Upon the effectiveness of such resignation, PNC Bank, National Association shall close the Concentration Account and transfer all funds therein and any future instruments deposited therein to the new Concentration Bank, unless otherwise instructed by Borrower and Agent (or solely by Agent after the giving of Notice).
     SECTION 16. Notices. Prior to an Event of Default, the Concentration Bank promptly will provide to the Agent copies of all monthly statements rendered to the Borrower and any other item reasonably requested by the Agent. On and after an Event of Default, all notices or demands by any party on the other relating to this Agreement shall be in writing. Notices shall be deemed received within five Business Days after being deposited in a United States post office box, postage prepaid, properly addressed to the Borrower, the Agent, or the Concentration Bank at the addresses stated below, subject to the earlier receipt thereof as described in Section 5. Notices may also effectively be given by telecopy machine, if the party to whom the notice is being sent has such a device in its office, provided a complete copy of any notice so transmitted shall also be mailed in the same manner as required for a mailed notice. Notices may also be delivered by courier or otherwise personally delivered. Such notices shall be deemed effective upon receipt. All notices, including telephone notices, daily debit and credit advices, monthly statements of account, photocopies, returned items and general correspondence shall be sent to the addresses and, when applicable given at the telephone numbers set forth on the signature pages hereof or to such other person or address as any party shall designate to the others from time to time in writing.
     SECTION 17. Limitation of Liability.
          (a) The Concentration Bank shall not be liable to the Borrower, Agent or the Lenders for any expense, claim, loss, damage or cost (“DAMAGES”) arising out of or relating to its performance under this Agreement other than those Damages which result directly from its acts or omissions constituting gross negligence.
          (b) In no event shall the Concentration Bank be liable for any special, indirect, exemplary or consequential damages, including, but not limited to, lost profits, even if advised of the possibility or likelihood of such damages.
          (c) The Concentration Bank shall be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Concentration Bank, if (i) such failure or delay is caused by circumstances beyond the Concentration Bank’s reasonable control, including, but not limited to, legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private common carrier communications or transmission facilities, equipment failure, or act, negligence or the breach by the Borrower or Agent of any of their respective obligations hereunder, or (ii) such failure or delay resulted from the Concentration Bank’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.
          (d) Notwithstanding any of the other provisions of this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against the Borrower, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against the Borrower, the Concentration Bank may act reasonably to comply with all applicable provisions of governing statutes and neither the Borrower, Agent or any Lender shall assert any claim against the Concentration Bank for doing so.
     SECTION 18. Jurisdiction. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NASHVILLE, DAVIDSON COUNTY, TENNESSEE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. The Borrower hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the Borrower at its address specified on the signature pages hereof, such service being hereby acknowledged by the Borrower to be sufficient for personal jurisdiction in any action against the Borrower in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Agent or the Concentration Bank to bring proceedings against the Borrower in the courts of any other jurisdiction.
     SECTION 19. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY

CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each of the parties to this Agreement acknowledges that this waiver is a material inducement to enter into a business relationship, that each other party already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each of the parties to this Agreement further warrants and represents that it reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
     SECTION 20. Governing Law.
          (a) EXCEPT AS EXPRESSLY PROVIDED HEREIN, THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TENNESSEE, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. NOTWITHSTANDING THE FOREGOING, THE SECURITY INTERESTS GRANTED HEREUNDER SHALL BE GOVERNED AND DETERMINED BY THE UNIFORM COMMERCIAL CODE IN EFFECT IN KENTUCKY, AS SUCH CODE MAY BE AMENDED (INCLUDING AMENDMENTS RELATED TO REVISED ARTICLE 9) OR SUCH OTHER APPLICABLE LAW (AS AMENDED) THAT INCREASES THE VALIDITY AND ENFORCEABILITY OF THE SECURITY INTERESTS GRANTED HEREUNDER, IT BEING THE INTENT OF THE PARTIES THAT THE SECURITY INTERESTS HEREUNDER BE GIVEN THE BROADEST POSSIBLE SCOPE.
          (b) The Borrower, the Agent, and the Concentration Bank agree that for purposes of Article 9. Secured Transactions; Sales of Accounts, Contract Rights and Chattel Paper, of Kentucky’s version of the Uniform Commercial Code, KY ST Sections 355.9-101 — 9-710, the jurisdiction of the Concentration Bank and Concentration Account is Kentucky.
     SECTION 21. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, promises, and agreements by or on behalf of the Borrower or by and on behalf of the Concentration Bank shall bind and inure to the benefit of the successors and assigns of the Borrower, the Concentration Bank, the Agent, and the Lenders.
     SECTION 22. Execution in Counterparts. This Agreement may be executed via facsimile and in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. The Borrower and the Concentration Bank each hereby acknowledges receipt of a true, correct, and complete counterpart of this Agreement.
     SECTION 23. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
     SECTION 24. Termination. This Agreement shall terminate upon the earlier of (i) payment in full of all monetary obligations of the Borrower under the Borrower Security Agreement and the termination of the commitments thereunder, and (ii) effectiveness of the resignation of the Concentration Bank as provided in Section 15(b).
     SECTION 25. Headings. The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.
     SECTION 26. Agreement Duly Authorized. All parties hereto represent and warrant that they have taken all actions and obtained all authorizations, consents and approvals as are conditions precedent to their authority to execute this Agreement.
     SECTION 27. Notice of Legal Process. If the Concentration Bank receives any notice of legal process of any kind relating to the Borrower, the Concentration Bank shall make a reasonable effort to give oral notice to the Agent and the Borrower of such legal process.
     SECTION 28. Indemnity. The Borrower agrees to indemnify, defend and hold harmless Concentration Bank and its affiliates, directors, officers, employees, agents, successors and assigns (each an “INDEMNITEE”) from and against any and all liabilities, losses, claims, damages, demands, costs and expenses of every kind (including but not limited to costs incurred as a result of items being deposited in the Concentration Account and being unpaid for any reason, reasonable attorney’s fees and the reasonable charges of Concentration Bank’s in-house counsel) incurred or sustained by any Indemnitee arising out of Concentration Bank’s performance of the services contemplated by this Agreement, except to the extent such liabilities, losses, claims, damages, demands, costs and expenses are the direct result of Concentration Bank’s gross negligence or willful misconduct. Compliance by Concentration Bank with its standard procedures for the services provided hereunder in all material respects shall be deemed to be the exercise of ordinary care by Concentration Bank, provided that such standard procedures comply with all provisions of applicable law and good banking practices. Concentration Bank shall have no obligation to review or confirm that any actions taken pursuant to this Concentration Bank Agreement comply with the Borrower Security Agreement or any other agreement or document. The provisions of this Section shall survive termination of the Concentration Account. To the extent that the undertaking to indemnify and hold harmless set forth in this Section may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified liabilities incurred by the

Indemnitees or any of them. Each Indemnitee, as soon as reasonably practicable, shall notify the Borrower and the Agent of the commencement of any legal proceeding by a third Person under which any indemnified liability might arise. The Borrower shall have the option to participate in the defense of all claims under which any indemnified liability might arise, but neither the Agent nor the Borrower shall have the option to compel any Indemnitee to employ counsel not of the Indemnitee’s choosing.
     SECTION 29. No Right of Set-Off. Except as expressly provided in Section 8 or Section 28, the Concentration Bank shall have no right to set off and appropriate or recoup any amount with respect to any banking relationship between Concentration Bank and Borrower or any of its Subsidiaries or otherwise; provided, however, that nothing in this Agreement is intended to effect or impair (i) the rights of the Concentration Bank under a Pledge Agreement from the Borrower in favor of the Concentration Bank with respect to a Certificate of Deposit issued by the Concentration Bank in the principal amount of $30,000 and any proceeds thereof, including any proceeds deposited in any Deposit Account, or (ii) the Concentration Bank’s right to receive payments from the Borrower under a VISA Corporate Card Arrangement with the Concentration Bank with a credit limit of $25,000 (“Corporate Card Obligations”).
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

Address:	AMERICAN HOMEPATIENT, INC., a Delaware corporation
5200 Maryland Way, Suite 400
Brentwood, Tennessee 37027
Attention: Marilyn A. O’Hara
Telephone: (615) 221-8884
Telecopy: (615) 373-1947
E-Mail:

By:	/s/ Robert L. Fringer
Title: Vice President & Assistant Secretary

Address:	BANK OF MONTREAL, as Agent
Bank of Montreal Attn: Heather Turf
115 S. La Salle, 12W
Chicago, IL 60603

By:
Name:
Title:

Address: James Heider	PNC BANK, NATIONAL ASSOCIATION, as Concentration Bank
500 West Jefferson Street
Louisville, Kentucky 40202
Telephone: (502) 581-4971	By:
Telecopy: (502) 581-2470		Name:
E-Mail: james.heider@pncbank.com		Title:

SCHEDULE I
A. Concentration Account
     PNC Bank account 300531945, located at 500 West Jefferson Street, Louisville, Kentucky 40202
B. Deposit Accounts
     Refer to the attached list.

AHP BANK ACCOUNTS

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

AMSOUTH BANK	02296403	62-1474680	205-326-5120	1900 5TH AVE. NORTH	BIRMINGHAM	AL	35203	MOBILE BC(6049)	AL	AHP
								Pensacola (203)
								Ft. Walton(207)
								Mobile(401)
								Foley(404)
								Birmingham(405)
								Fayette(413)
								Tuscaloosa(415)
								Huntsville(419)

BANCORPSOUTH	60217528	62-1474680	662-680-2000	One Mississippi Plaza	TUPELO	MS	38801	TUPELO(3301)	MS	AHP

BANK OF AMERICA	10355402	62-1474680	206-585-7017	27077 PACIFIC HWY. S	DES MOINES	WA	98198	SEATTLE(4103)	WA	AHP
								Tacoma(4101)
BANK OF AMERICA	2834038758	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	PENSACOLA(203)	FL	AHP dba Paramedical Specialties

BANK OF AMERICA	3314821724	74-2775696	888-287-4637	600 Peachtree Street, 9th FL	Atlanta	GA	30308	HOUSTON(841)	TX	Kreiger Medical Rents dba AHP
(Inactive)

BANK OF AMERICA	3750092763	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TAMPA (209)	FL	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

BANK OF AMERICA	3750092776	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TALLAHASSEE(202)	FL	AHP
BANK OF AMERICA	3750092789	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TALLAHASSEE(216)	FL	AHP dba AMRX
BANK OF AMERICA	3750092802	59-1104356	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TALLAHASSEE(217)	FL	AHP
BANK OF AMERICA	3750778456	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	FRANKLIN BC(9010)	TN	AHP
								Union City(515), Murfreesboro(507)
								Manchester(524),Cookeville(504),Kingsport(514)
								Johnson City(521),Jackson(506),Dickson(527)
								Ashland City(529),Erin(530),Nashville(512)

BANK OF AMERICA	3750778731	74-2775696	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	NASHVILLE (520)	TN	AHP

BANK OF AMERICA	3750778867	54-1756398	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	RICHMOND(1301)	VA	AHP
BANK OF AMERICA	3750818947	74-2775696	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	CHESAPEAKE(1307)	VA	AHP

BANK OF AMERICA	3750819014	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	PLAINVIEW(810)	TX	AHP
								Lubbock(811),Hobbs(812),Amarillo(814)
								Dallas(815),Irving(816),Pampa(817),Borger(818)
								Longview(829),Waco(830),Temple(831)
								Grand Prairie(834),Ft Worth(838),Herford(847)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

BANK OF AMERICA	3750820058	74-2775696	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	HOUSTON(0841)	TX	AHP
BANK OF AMERICA	3750821361	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Albuquerque(9102)	NM	AHP
BANK OF AMERICA	3750845648	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TULSA BC(9142)	OK	AHP
BANK OF AMERICA	3750845651	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	TULSA BC(9142)	OK	AHP
BANK OF AMERICA	3750845664	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	AUSTIN(0824)	TX	AHP
BANK OF AMERICA	3750870176	74-2775696	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	PARIS(0844)	TX	AHP OF TEXAS LP

BANK OF AMERICA	3750880768	62-1650186	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	COLUMBIA(1721)	SC	AHP

BANK OF AMERICA	3750818947	74-2775696	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	CHESAPEAKE(1307)	VA	AHP

BANK OF AMERICA	3750819014	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	PLAINVIEW(810)	TX	AHP
								Lubbock(811),Hobbs(812),Amarillo(814)
								Dallas(815),Irving(816),Pampa(817),Borger(818)
								Longview(829),Waco(830),Temple(831)
								Grand Prairie(834),Ft Worth(838),Herford(847)

BANK OF AMERICA	3750879834	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	FT LAUDERDALE BC(0229)	FL	AHP
								Port St Lucie (0211)	FL
								Pompano Beach(0212)	FL
								Jupiter(0213)	FL

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

								Daytona Beach(0215)	FL
								Palm Coast(0218)	FL
								Longwood((0230)	FL
								Leesburg(0231)	FL
								Crystal River(0232)	FL

BANK OF AMERICA	3750901126	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	VALDOSTA BC(6028)	GA	AHP
								Tallahassee(201),Crawfordville(222)
								Albany(302),Brunswick(303)
								Waycross(304),Savannah(306)
								Nashville, GA(307),Augusta(309)
								Americus(311),Camilla(312)
								Dublin(316)

BANK OF AMERICA	3750901139	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Victoria (0803)	TX	AHP
								Laredo (0808)

BANK OF AMERICA	3750901142	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Bay City(0801)	TX	AHP
								Lake Jackson(0802)	TX

BANK OF AMERICA	3750901155	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Corpus Christi BC(9122)	TX	AHP
								McAllen(0805)
								Harlingen(0807)
								San Antonio(0813)
								Conroe(0825)

BANK OF AMERICA	3750960015	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	KANSAS CITY

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

BANK OF AMERICA	3750968774	62-1494549	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	LITTLE ROCK IV BC(6079)	AR	AHP
BANK OF AMERICA	3750968790	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	KANSAS CITY(0904)	MO	AHP
BANK OF AMERICA	3750968800	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	ST LOUIS(0920)	MO	AHP

BANK OF AMERICA	3750979925	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Springfield BC (6219)	IL	AHP
								London KY(613)
								Danville KY(608)
								Somerset KY(616)
								Louisville, KY(619
								Pineville KY(601)
								Lexington KY(602)
								Jackson KY(607)
								Racine WI(2206)
								Elkhorn WI(2213)
								Burlington(2214)
								Milwaukee WI(2204)

								Madison WI(2217)
BANK OF AMERICA	3750986950	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	San Angelo(0822)	TX	AHP
								Brownwood(0823)

BANK OF AMERICA	3751007553	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	CHATTANOOGA(0501)

BANK OF AMERICA	3751034827	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	AUSTIN(0824)	TX	AHP
BANK OF AMERICA	3751075080	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Albuquerque(1514)	NM	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

BANK OF AMERICA	3751194204	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	LONGVIEW(0829)	TX	AHP
BANK OF AMERICA	3751195122	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Almogordo((1510)	NM	AHP
								Roswell((1511)
								Las Cruces (1513)
								Clovis(1516)

BANK OF AMERICA	3751206082	51-0376548	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	WATERLOO(9442)	IA	AHP of IOWA
								Calsip(2101),Arlington Hgts(2103)EauClair(2207)
								Onalaska(2208)Mason City(3403),Marshaltown,
								(3404),Ottumwa(3405),Decorah(3406),Cedar
								Rapids(3407),Davenport(3408),Iowa City(3409)
								DesMoines(3410),Dubuque(3411),Clarinda(3412)
								Sioux City(3413),Rochester(3501),Albert Lea(3502)

BANK OF AMERICA	3751259372	62-1474680	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	ARLINGTON HGTS(2103)	IL	AHP

BANK OF AMERICA	3751363239	71-0457738	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	LITTLE ROCK BC (6072)	AR	NATIONAL MEDICAL RENTALS
								Hot Springs(703),Jonesboro(705)
								Paragould(706)Batesville(707)
								Russellville(718)El Dorado(719)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

								Ft. Smith(720), Harrison(721)
								Mena(724)Mt. Home(725)
								Searcy(726),Pine Bluff(727)
								Rogers(728),Salem(729)
								Warren(731),Little Rock Repair(741)

BANK OF AMERICA	3751472670	71-0457738	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Lufkin(0861)	TX	NATIONAL MEDICAL RENTALS
								Texarkana(0866)
								Tyler(0867)

BANK OF AMERICA	3751484480	91-1123924	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Tacoma(4101)	WA	Sound Medical Equipment
								Yakima(4102)

BANK OF AMERICA	3751514376	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	SUMMERVILLE BC(6179)	SC	AHP
								Gainesville(210),Nashville(512)Rock Hill(1701)
								Conway(1705),Union(1717)Spruce Pines(1804)
								Bakersville(1806),Marion(1805),Hickory(1829)
								Morganton(1830)Maiden(1831)Sanford(1833)

BANK OF AMERICA	3750886461	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Florissant(0946)	MO	AHP Rehab

BANK OF AMERICA	3751620914	62-1298835	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Paducah(0605)	KY	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

BANK OF AMERICA	3751620927	16-1142319	800-325-6999	600 Peachtree Street, 9th FL	Atlanta	GA	30308	Webster(2515)	NY	AHP
								Rochester(2505)
								Geneva(2516)

BANK OF COLORADO	8302658572	62-1298835	970-247-5151	1199 MAIN STREET	DURANGO	CO	81301	DURANGO(1401)	CO	AHP
								Cortez(1402)Pagosa Spgs(1402)
								Farmington,NM(1502)

BANK OF EASTMAN	142256	62-1474680	912-374-3418	200 S. OAK ST	EASTMAN	GA	31023	EASTMAN	GA	AHP

BANK ONE	1885691624	71-0457738	214-290-2000	1717 Main Street	DALLAS	TX	75201	Little Rock BC (6072)	AR	NATIONAL MEDICAL RENTALS
								Hot Springs(703),Jonesboro(705)
								Paragould(706)Batesville(707)
								Russellville(718)El Dorado(719)
								Ft. Smith(720), Harrison(721)
								Mena(724)Mt. Home(725)
								Searcy(726),Pine Bluff(727)
								Rogers(728),Salem(729)
								Warren(731),Little Rock Repair(741)

BANK ONE	1885691632	62-1494549	214-290-2000	1717 Main Street	DALLAS	TX	75201	Little Rock IV BC(6079)	AR	NATIONAL IV INC
								Little Rock IV(702),Jonesboro(713)
								Ft Smith Inf(733)

BANK ONE	612289983	62-1474680	614-248-5800	100 East Broad Street	COLUMBUS	OH	43215	TWINSBURG(2308)	OH	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

CENTRAL PROGRESSIVE BANK	411000039	62-1474680	504-386-2265	200 W. HICKORY ST.	PONCHATOULA	LA	70454	HAMMOND(1902)	LA	AHP
								Slidell(1901),Bogalusa(1903)

CENTURA BANK	1190013498	62-1474680	910-640-5450	1610 South Madison St	WHITEVILLE	NC	28472	WHITEVILLE(1827)	NC	AHP
CITY NATIONAL BANK	2300631822	62-1474680	304-645-2500	109 South Jefferson	LEWISBURG	WV	24901	LEWISBURG(4403)	WV	AHP
								Hinton(4404), Rainelle(4405)
								Wheeling(4406)

CITIZENS BK OF BATESVILLE	552631	62-1474680	(870)793-4441	P O Box 2156	Batesville	AR	72503	Batesville(707)	AR	AHP

COLONIAL BANK	8007351672	62-1298835	205-325-1649	1928 IST Avenue N	BIRMINGHAM	AL	35203	FLORENCE(421)	AL	SCHOFIELD MED SVS dba AHP
								Russellville(424)

COUNTY NATL BANK	1161348	62-1474680	814-765-9621	1 South Second Street	Clearfield	PA	16830	HOUTZDALE(9302)	PA	AHP dba LIFE SUPPORT PROD

FIFTH THIRD BK	80261779	62-1474680	419-259-7890	606 Madison Avenue	TOLEDO	OH	43604	MAUMEE/TOLEDO(2309)	OH	AHP
								Bryan(2310)

FIRST NATL BK & TR	156965	62-1298835	336-626-8300	101 Sunset Avenue	ASHEBORO	NC	27203	ASHEBORO(1801)	NC	AHP

FIRST UNION	2030001006479	62-1474680	203-346-6942	60 North Main	WATERBURY	CT	06702	WATERBURY(3201)	CT	AHP
								New Britian(3202), Danbury(3204)
								New Milford(3205)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

FIRST UNION	2030000568125	62-1474680	973-565-3200	550 Broad Street	Newark	NJ	07102	FLEMINGTON(3101)	NJ	AHP

FIRST UNION	2014106561709	04-2821584	215-985-6000	123 South Broad	PHILADELPHIA	PA	19109	PHILADELPHIA(2414)	PA	AHP

FIRST UNION	2090001817174	62-1474680	(352)728-6566	2271 North Citrus Blvd	LEESBURG	FL	34748	LEESBURG(231`)	FL	AHP

FIRST UNION	2014220565351	04-2821584	(215)985-6000	123 South Broad	PHILADELPHIA	PA	19109	POTTSVILLE(2440)	PA	AHP

FIRST UNION	2115001900432	59-2051049	(800)566-3862	4285 U.S. HWY 1	JACKSONVILLE	FL	32231	JACKSONVILLE(205)	FL	Five Pts Surgical Div of AHP
								St Augustine(206)

FIRSTAR BANK	4847006956	62-1298835	270-575-5100	333 BROADWAY	PADUCAH	KY	42001	PADUCAH	KY	AHP dba YORK MEDICAL

HUNTINGTON BANKS	1891761146	62-1474680	614-480-8300	41 S. HIGH ST	COLUMBUS	OH	43216	COLUMBUS(6239)	OH	AHP
								Worthington(2311), Newark(2313)
								Dayton(2312),Mansfield(2314)
								Cincinnati(2315),Columbus IV(2316)

KEYBANK	21100528	01-0378373	207-945-0600	23 Water Street	BANGOR	ME	04401	BANGOR(4201)	ME	AHP
								Rumford(4202)Auburn(4203)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

KEYBANK	323210011850	62-1474680	(914)331-0207	267 Wall Street	Kingston	NY	12401	Kingston(2518)	NY	AHP
								Poughkeepsie(2519)Hudson (2520)

M&T BANK	140954	16-1142319	716-842-4200	One M & T Plaza	BUFFALO	NY	14203	BUFFALO(9222)	NY	CONTINENTAL PHARMA CRYOSAN
								Albany(2502),Corning(2503),
								Oneonta(2504),Syracuse(2507)
								Watertown(2508),Marcy(2509)
								Cheektowaga(2513)

M&T BANK	15244700	62-1474680	716-842-4200	One M & T Plaza	BUFFALO	NY	14203	WEBSTER(2515)	NY	AHP dba PRIMA CARE HEALTH
										Resources of Rochester

NATIONAL CITY BANK	7132034773	37-1083405	217-753-7100	1 OLD CAPITOL PLAZA N.	SPRINGFIELD	IL	62794	SPRINGFIELD(2104)	IL	AHP
								Peoria(2102)Mt Vernon(2106)

NATIONAL CITY BANK	501819110	62-1298835	937-328-7320	4 West Main Street	SPRINGFIELD	OH	45502	SPRINGFIELD(2301)	OH	AHP
								Chillicothe(2303)

PENN SECURITY BANK	52602629	04-2821584	570-346-7741	150 North Washington	SCRANTON	PA	18503	HARRISBURG(2405)	PA	CONPHARMA HOME HEALTH
										CARE INC dba AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3002418893	52-1360509	877-824-5001	500 West Jefferson Street	LOUISVILLE	KY	40202	NEWARK(3702)	DE	HAPPY HARRY’S HEALTHCARE

PNC BANK	5636883729	52-1360509	302-429-2073	222 Delaware Avenue	WILMINGTON	DE	19801	NEWARK(3702)	DE	HAPPY HARRY’S HEALTHCARE
										INC dba AHP

PNC BANK	3002418957	22-2858427	877-824-5001	500 West Jefferson Street	LOUISVILLE	KY	40202	CEDAR GROVE(3104)	NJ	UNITED CLINICAL SERVICES

PNC BANK	3002414972	16-1142319	877-824-5001	500 West Jefferson Street	LOUISVILLE	KY	40202	BUFFALO BC(9222)	NY	AHP OF NY INC
								Albany(2502),Corning(2503)Oneonta(2504)
								Syracuse(2507),Watertown(2508),Marcy(2509)
								Cheektowaga(2513)

PNC BANK	1005288984	01-2821584	877-824-5001	620 Liberty Avenue	PITTSBURG	PA	15265	MCKEES ROCK(2455)	PA	CONPHARMA HOME ’HEALTH
										CARE

PNC BANK	3002413179	62-1474680	877-824-5001	500 West Jefferson Street	LOUISVILLE	KY	40202	TREVOSE(6249)	PA	AHP
								Philadelphia(2414)Cooper(2415),Doylestown(2402)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3002418121	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	CHEAPEAKE(1307)	VA	AHP
								Farmville(1319)

PNC BANK	3002418199	74-2775696	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	PARIS (844)	TX	AHP of TEXAS
								Mt Pleasant(845), Van(846), Antlers, OK(1610)

PNC BANK	3002418308	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	CHATTANOOGA(501)	TN	AHP
								Dayton(502), Ft Oglethorpe, GA(305)

PNC BANK	3002418447	621314729	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	NASHVILLE(520)	TN	VOLUNTEER MEDICAL OXYGEN
								Dicskon(527),Ashland City(529)Erin(530)		EQUIPMENT
								Clarksville(531)

PNC BANK	3002418498	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	FRANKLIN BC(9010)	TN	AHP
								Union City(515), Murfreesboro(507)
								Manchester(524),Cookeville(504),Kingsport(514)
								Johnson City(521),Jackson(506),Dickson(527)
								Ashland City(529),Erin(530),Nashville(512)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3002418551	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	FT LAUDERDALE(6029)	FL	AHP
								St Augustine(206),Pt St. Lucie(211),Daytona(215)
								Leesburg(223),Ft Myers(223),Tampa(201)
								Jacksonville(205)

PNC BANK	3002418666	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	SUMMERVILLE BC(6179)	SC	AHP
								Gainesville(210),Nashville(512)Rock Hill(1701)
								Conway(1705),Union(1717)Spruce Pines(1804)
								Bakersville(1806),Marion(1805),Hickory(1829)
								Morganton(1830)Maiden(1831)Sanford(1833)

PNC BANK	3002419183	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	VALDOSTA BC(6028)	GA	AHP
								Tallahassee(201),Crawfordville(222)
								Albany(302),Brunswick(303)
								Waycross(304),Savannah(306)
								Nashville, GA(307),Augusta(309)
								Americus(311),Camilla(312)
								Dublin(316)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3002419263	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	ALAMOGORDO(1510)	NM	AHP
								Roswell(1511) Las Cruces(1513)

PNC BANK	3002419386	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	ALBUQUERQUE(9202)	NM	AHP
								Grants(1515), Albuquerque(1514)

PNC BANK	3002419458	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	ALBUQUERQUE(9102)	NM	AHP
								Grants(1515), Albuquerque(1514)

PNC BANK	3002419538	91-1123924	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	TACOMA(4101)	WA	SOUND MEDICAL EQUIPMENT
								Yakima(4102)

PNC BANK	3002419618	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	BAY CITY(801)	TX	AHP
								Lake Jackson(802)

PNC BANK	3002419677	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Corpus Christi BC(9122)	TX	AHP
								McAllen(0805)
								Harlingen(0807)
								San Antonio(0813)
								Conroe(0825)

PNC BANK	3002419757	74-2775696	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	HOUSTON(841)	TX	AHP OF TX

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3002419853	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	TULSA BC(9142)	OK	AHP

PNC BANK	3002419984	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	PLAINVIEW(810)	TX	AHP
								Lubbock(811),Hobbs(812),Amarillo(814)
								Dallas(815),Irving(816),Pampa(817),Borger(818)
								Longview(829),Waco(830),Temple(831)
								Grand Prairie(834),Ft Worth(838),Herford(847)

PNC BANK	3002420061	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	LONGVIEW(829)	TX	AHP
								Tyler(867)

PNC BANK	3002420192	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	WACO(830)	TX	AHP
								Mexia(832)

PNC BANK	3004369482	71-0457738	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	LUFKIN(861)	TX	NATIONAL MEDICAL RENTALS
								Texarkana((866), Tyler(867)

PNC BANK	3004369546	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	AEROSOL MEDS BC(108)	OK	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3004369669	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	LITTLE ROCK(920)	MO	AHP

PNC BANK	3004369706	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	FESTUS BC(9172)	MO	AHP
								Rolla(941),Potosi(942),St Roberts(943)
								Perryville(952)

PNC BANK	3004369757	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	PADUCAH(605)	KY	AHP
								Bowling Green(606)

PNC BANK	3004369853	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	FLORISSANT(946)	MO	AHP

PNC BANK	3004369909	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	KANSAS CITY(0904)	MO	AHP

PNC BANK	3004369992	62-1494549	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	LITTLE ROCK IV BC(6079)	AR	AHP

PNC BANK	3004370045	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Springfield BC (6219)	IL	AHP
								London KY(613)
								Danville KY(608)
								Somerset KY(616)
								Louisville, KY(619
								Pineville KY(601)
								Lexington KY(602)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

								Jackson KY(607)
								Racine WI(2206)
								Elkhorn WI(2213)
								Burlington(2214)
								Milwaukee WI(2204)
								Madison WI(2217)

PNC BANK	3004370133	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	ARLINGTON HGTS(2103)	IL	AHP
								Calsip(2101)

PNC BANK	3004370184	51-0376548	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	WATERLOO(9442)	IA	AHP of IOWA
								Calsip(2101),Arlington Hgts(2103)EauClair(2207)
								Onalaska(2208)Mason City(3403), Marshaltown,
								(3404),Ottumwa(3405), Decorah(3406),Cedar
								Rapids(3407), Davenport(3408),Iowa City(3409)
								DesMoines(3410), Dubuque(3411),Clarinda(3412)
								Sioux City(3413),Rochester(3501),Albert Lea(3502)

PNC BANK	3004370221	16-1142319	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	WEBSTER(2515)	NY	AHP OF NEW YORK
								Rochester(2505),Geneva(2516)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3004370336	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	FRANKLIN BC(9010)	TH	AHP
								Union City(515), Murfreesboro(507)
								Manchester(524),Cookeville(504),Kingsport(514)
								Johnson City(521),Jackson(506),Dickson(527)
								Ashland City(529),Erin(530),Nashville(512)

PNC BANK	3004370387	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Houtzdale(9302)	PA	AHP
								Carisle(2401),Chambersburg(2402),Harrisburg(2405)
								Johnstown(2407),Lewistown(2409),State College(2411)
								Waynesboro(2412),Everett(2418),Brookville(2419)
								Clearfield(2422),Burnham(2425),Lockhaven(2426)
								Mt Pleasant(2427),Oil City(2428), Philipsburg(2429)
								Titusville(2431), Warren(2432), Bardford2458)
								Kane(2459)

PNC BANK	3004370424	37-1083405	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	SPRINGFIELD(2104)	IL	MEDICAL EQUIPMENT SVCS
								Peoria(2102)Mt Vernon(2106)

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3004370475	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	San Angelo(0822)	TX	AHP
								Brownwood(0823)

Regions Bank	9180100587	71-0457738	(334)832-8250	P O BOX 681	Birmingham	AL	35201	Little Rock BC (6072)	AR	AHP
								Salem((729), Warren(741)

SOUTH CENTRAL BANK	2093111	62-1474680	270-782-9696	1757 CAMPBELL LANE	BOWLING GREEN	KY	42102	BOWLING GREEN(606)	KY	AHP

SOUTHTRUST BK	66730867		334-793-0700	2999 Ross Clark Circle	DOTHAN	AL	36301	DOTHAN(402)	AL	AHP

SOVEREIGN BANK	84960015778		800-854-6881	111 Westminister	PROVIDENCE	RI	02903	EAST PROVIDENCE(4501)	RI	AHP dba EVOCARE
								Johnston(4502),E. Prov. Nursing(4503)

SOVEREIGN BANK	52500014502		800-854-6881	111 Westminister	PROVIDENCE	RI	02903	WATERBURY(3201)	CT	Stolls Medical Rentals Inc
(Inactive account)

WEBSTER BANK	251001665		800-325-2424	450 Main Street	WATERBURY	CT	06702	NEW BRITIAN(3202)	CT	THE MEDICAL MART INC dba
										AHP

PNC BANK	3004370512	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	SEATTLE	WA	AHP

PNC BANK	3007160828	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Victoria	TX	AHP

BANK	ACCT #	TAX #	PHONE	BANK ADDRESS	CITY	ST	ZIP	BRANCH	STATE	ACCOUNT NAME

PNC BANK	3007160844	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	BANOR	ME	AHP

PNC BANK	3100531849	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	WATERBURY	CT	AHP

PNC BANK	3100535356	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Durango	CO	AHP

PNC BANK	3100535399	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	McKeys Rock	PA	AHP

PNC BANK	3100535401	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Lewisburg,Harrisonburg,Charlottesville	WV	AHP

PNC BANK	3100535444	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Ashboro	NC	AHP

PNC BANK	3100535495	62-1474680	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Maumee	OH	AHP

PNC BANK	3100539365	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Florence	AL	AHP

PNC BANK	3100539373	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	Corpus	TX	AHP

PNC BANK	3100539429	62-1298835	502-581-4906	500 West Jefferson Street	Louisville	KY	40202	McAllen	TX	AHP